UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2008 (December 1, 2008)

BIOMODA INC.
(Exact Name of Registrant as Specified in its Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

333-90738	85-0392345
(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11342
Albuquerque, NM 87192
(Address of Principal Executive Offices, Including Zip Code)

(505) 821-0875
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 24, 2008, Biomoda, Inc. issued a press release to announce the New Mexico State Legislature’s Interim Tobacco Settlement Committee’s continued support for a clinical study using Biomoda’s proprietary assay for early detection of lung cancer.  The press release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

Exhibit Number           Description
99.1                                Press release dated December 1, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 1, 2008                                                                     BIOMODA, INC.

By: /s/  John J. Cousins
John J. Cousins
President